                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                  Mercantile Treasury Money Market Portfolio
              Special Meeting of Shareholders - November 8, 2000

       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Treasury Money Market Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Treasury Money Market Portfolio to the Firstar U.S. Treasury Money Market Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar U.S. Treasury Money Market Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar U.S. Treasury Money Market Fund to the shareholders of the Mercantile Treasury Money Market Portfolio in liquidation of Mercantile Treasury Money Market Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

             [_]For                 [_]Against          [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                       Mercantile Money Market Portfolio
              Special Meeting of Shareholders - November 8, 2000


       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Money Market Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Money Market Portfolio to the Firstar Money Market Fund of Firstar Funds, Inc. in exchange for shares of a designated class of the Firstar Money Market Fund of equal value; (b) the distribution of shares of a designated class of the Firstar Money Market Fund to the shareholders of the Mercantile Money Market Portfolio in liquidation of the Mercantile Money Market Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

            [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                 Mercantile Tax-Exempt Money Market Portfolio
              Special Meeting of Shareholders - November 8, 2000

       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Tax-Exempt Money Market Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Tax-Exempt Money Market Portfolio to the Firstar Tax-Exempt Money Market Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Tax-Exempt Money Market Fund of equal value; (b) the distribution of the shares designated classes of the Firstar Tax-Exempt Money Market Fund to the shareholders of the Mercantile Tax-Exempt Money Market Portfolio in liquidation of the Mercantile Tax-Exempt Money Market Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds under the Investment Company Act of 1940, as amended.

            [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                   Mercantile Conning Money Market Portfolio
              Special Meeting of Shareholders - November 8, 2000

       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Conning Money Market Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Conning Money Market Portfolio to the Firstar Conning Money Market Fund of Firstar Funds, Inc. in exchange for shares of the Firstar Conning Money Market Fund of equal value; (b) the distribution of the shares of the Firstar Conning Money Market Fund to the shareholders of the Mercantile Conning Money Market Portfolio in liquidation of the Mercantile Mutual Funds, Inc.; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

             [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                Mercantile U.S. Government Securities Portfolio
              Special Meeting of Shareholders - November 8, 2000

       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile U.S. Government Securities Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile U.S. Government Securities Portfolio to the Firstar U.S. Government Securities Fund of Firstar Funds, Inc. in exchange shares of designated classes of the Firstar U.S. Government Securities Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar U.S. Government Securities Fund to the shareholders of the Mercantile U.S. Government Securities Portfolio in liquidation of the Mercantile Mutual Funds, Inc.; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

            [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

               Mercantile Intermediate Corporate Bond Portfolio
              Special Meeting of Shareholders - November 8, 2000

       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Intermediate Corporate Bond Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Intermediate Corporate Bond Portfolio to the Firstar Intermediate Bond Market Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Intermediate Bond Market Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Intermediate Bond Market Fund to the shareholders of the Mercantile Intermediate Corporate Bond Portfolio in liquidation of the Mercantile Intermediate Corporate Bond Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

            [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                        Mercantile Bond Index Portfolio
              Special Meeting of Shareholders - November 8, 2000

       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Bond Index Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Bond Index Portfolio to the Firstar Aggregate Bond Fund of Firstar Funds, Inc. in exchange for shares of the Firstar Aggregate Bond Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Aggregate Bond Fund to the shareholders of Mercantile Bond Index Portfolio in liquidation of the Mercantile Bond Index Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

            [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

               Mercantile Government & Corporate Bond Portfolio
              Special Meeting of Shareholders - November 8, 2000

       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Government & Corporate Bond Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc., and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Government & Corporate Bond Portfolio to the Firstar Aggregate Bond Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Aggregate Bond Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Aggregate Bond Fund to the shareholders of the Mercantile Government & Corporate Bond Portfolio in liquidation of Mercantile Government & Corporate Bond Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and
       (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

            [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

               Mercantile Short-Intermediate Municipal Portfolio
              Special Meeting of Shareholders - November 8, 2000

       The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments Mercantile Short-Intermediate Municipal Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Short-Intermediate Municipal Portfolio to the Firstar Tax-Exempt Intermediate Bond Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Tax-Exempt Intermediate Bond Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Tax-Exempt Intermediate Bond Fund to the shareholders of the Mercantile Short-Intermediate Municipal Portfolio in liquidation of the Mercantile Short-Intermediate Municipal Portfolio;
       (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

            [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


________________________________             ___________________________________
SIGNATURE                   DATE             SIGNATURE (JOINT OWNER)        DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                 Mercantile Missouri Tax-Exempt Bond Portfolio
              Special Meeting of Shareholders - November 8, 2000

          The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Missouri Tax-Exempt Bond Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Missouri Tax-Exempt Bond Portfolio to the Firstar Missouri Tax-Exempt Bond Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Missouri Tax-Exempt Bond Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Missouri Tax-Exempt Bond Fund to the shareholders of the Mercantile Missouri Tax-Exempt Bond Portfolio in liquidation of the Mercantile Missouri Tax-Exempt Bond Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________            ________________________________
SIGNATURE                       DATE            SIGNATURE (JOINT OWNER)     DATE

                                   PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                 Mercantile National Municipal Bond Portfolio
              Special Meeting of Shareholders - November 8, 2000

          The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile National Municipal Bond Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile National Municipal Bond Portfolio to the Firstar National Municipal Bond Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar National Municipal Bond Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar National Municipal Bond Fund to the shareholders of the Mercantile National Municipal Bond Portfolio in liquidation of the Mercantile National Municipal Bond Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________           _________________________________
SIGNATURE                       DATE           SIGNATURE (JOINT OWNER)      DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                         Mercantile Balanced Portfolio
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Balanced Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Balanced Portfolio to the Firstar Balanced Growth Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Balanced Growth Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Balanced Growth Fund to the shareholders of the Mercantile Balanced Portfolio in liquidation of the Mercantile Balanced Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________          __________________________________
SIGNATURE                       DATE          SIGNATURE (JOINT OWNER)       DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                      Mercantile Equity Income Portfolio
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Equity Income Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Equity Income Portfolio to the Firstar Equity Income Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Equity Income Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Equity Income Fund to the shareholders of the Mercantile Equity Income Portfolio in liquidation of the Mercantile Equity Income Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________             _______________________________
SIGNATURE                       DATE             SIGNATURE (JOINT OWNER)    DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                       Mercantile Equity Index Portfolio
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Equity Index Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Equity Index Portfolio to the Firstar Equity Index Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Equity Index Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Equity Index Fund to the shareholders of the Mercantile Equity Index Portfolio in liquidation of the Mercantile Equity Index Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________            ________________________________
SIGNATURE                       DATE            SIGNATURE (JOINT OWNER)     DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                  Mercantile Growth & Income Equity Portfolio
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Growth & Income Equity Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Growth & Income Equity Portfolio to the Firstar Growth and Income Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Growth and Income Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Growth and Income Fund to the shareholders of the Mercantile Growth & Income Equity Portfolio in liquidation of the Mercantile Growth & Income Equity Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

           [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________             _______________________________
SIGNATURE                       DATE             SIGNATURE (JOINT OWNER)    DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                      Mercantile Growth Equity Portfolio
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Growth Equity Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Growth Equity Portfolio to the Firstar Growth Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Growth Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Growth Fund to the shareholders of the Mercantile Growth Equity Portfolio in liquidation of the Mercantile Growth Equity Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.


          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________             _______________________________
SIGNATURE                       DATE             SIGNATURE (JOINT OWNER)    DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                     Mercantile Small Cap Equity Portfolio
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Small Cap Equity Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Small Cap Equity Portfolio to the Firstar Emerging Growth Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Emerging Growth Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Emerging Growth Fund to the shareholders of the Mercantile Small Cap Equity Portfolio in liquidation of the Mercantile Small Cap Equity Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________          __________________________________
SIGNATURE                       DATE          SIGNATURE (JOINT OWNER)       DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                  Mercantile Small Cap Equity Index Portfolio
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile Small Cap Equity Index Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Small Cap Equity Index Portfolio to the Firstar Small Cap Index Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Small Cap Index Fund of equal value;
     (b) the distribution of the shares of designated classes of the Firstar Small Cap Index Fund to the shareholders of the Mercantile Small Cap Equity Index Portfolio in liquidation of the Mercantile Small Cap Equity Index Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________           _________________________________
SIGNATURE                       DATE           SIGNATURE (JOINT OWNER)      DATE

                                  PROXY CARD

                         MERCANTILE MUTUAL FUNDS, INC.

                   Mercantile International Equity Portfolio
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Mercantile Mutual Funds, Inc. (the "Meeting") to be held at the offices of Mercantile Mutual Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern
Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Mercantile International Equity Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Directors of Mercantile Mutual Funds, Inc., which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Mercantile Mutual Funds, Inc. and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile International Equity Portfolio to the Firstar Core International Equity Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Core International Equity Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Core International Equity Fund to the shareholders of the Mercantile International Equity Portfolio in liquidation of the Mercantile International Equity Portfolio; (c) the transfer of substantially all of the assets and liabilities of Mercantile Mutual Funds, Inc.; and (d) the dissolution of Mercantile Mutual Funds, Inc. under state law and the deregistration of Mercantile Mutual Funds, Inc. under the Investment Company Act of 1940, as amended.

          [_]For              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________            ________________________________
SIGNATURE                       DATE            SIGNATURE (JOINT OWNER)     DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                         Firstar Stellar Treasury Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar Treasury Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Treasury Fund to the Firstar U.S. Treasury Money Market Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar U.S. Treasury Money Market Fund of equal value; (b) the distribution of shares of designated classes of the Firstar U.S. Treasury Money Market Fund to shareholders of the Firstar Stellar Treasury Fund in liquidation of the Firstar Stellar Treasury Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_________________________________         _____________________________________
SIGNATURE                    DATE         SIGNATURE (JOINT OWNER)          DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                  Firstar Stellar Tax-Free Money Market Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar Tax-Free Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the
         Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Tax-Free Money Market Fund to the Firstar Tax-Exempt Money Market Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Tax-Exempt Money Market Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Tax-Exempt Money Market Fund to shareholders of the Firstar Stellar Tax-Free Money Market Fund in liquidation of the Firstar Stellar Tax-Free Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_______________________________           _____________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)          DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                Firstar Stellar Ohio Tax-Free Money Market Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar Ohio Tax-Free Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Ohio Tax-Free Money Market Fund to the Firstar Ohio Tax-Exempt Money Market Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Ohio Tax-Exempt Money Market Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Ohio Tax-Exempt Money Market Fund to shareholders of the Firstar Stellar Ohio Tax-Free Money Market Fund in liquidation of the Firstar Stellar Ohio Tax-Free Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________________            ______________________________________
SIGNATURE                DATE            SIGNATURE (JOINT OWNER)           DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                     Firstar Stellar Strategic Income Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar Strategic Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Strategic Income Fund to the Firstar Strategic Income Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Strategic Income Fund of equal value;
         (b) the distribution of the shares of designated classes of the Firstar Strategic Income Fund to shareholders of the Firstar Stellar Strategic Income Fund in liquidation of the Firstar Stellar Strategic Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________________            ______________________________________
SIGNATURE                DATE            SIGNATURE (JOINT OWNER)           DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                  Firstar Stellar U.S. Government Income Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar U.S. Government Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Fund and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar U.S. Government Income Fund to the Firstar U.S. Government Securities Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar U.S. Government Securities Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar U.S. Government Securities Fund to shareholders of the Firstar Stellar U.S. Government Income Fund in liquidation of the Firstar Stellar U.S. Government Income Fund; and
         (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________              _____________________________________
SIGNATURE               DATE              SIGNATURE (JOINT OWNER)          DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                  Firstar Stellar Insured Tax-Free Bond Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Insured Tax-Free Bond Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Insured Tax-Free Bond Fund to the National Municipal Bond Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar National Municipal Bond Fund of equal value; (b) the distribution of shares of designated classes of the Firstar National Municipal Bond Fund to shareholders of the Firstar Stellar Insured Tax-Free Bond Fund in liquidation of the Firstar Stellar Insured Tax-Free Bond Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________              _____________________________________
SIGNATURE               DATE              SIGNATURE (JOINT OWNER)          DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                      Firstar Stellar Growth Equity Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar Growth Equity Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Growth Equity Fund to the Firstar Large Cap Growth Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Large Cap Growth Fund of equal value;
         (b) the distribution of the shares of designated classes of the Firstar Large Cap Growth Fund to shareholders of the Firstar Stellar Growth Equity Fund in liquidation of the Firstar Stellar Growth Equity Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-----------------------------             -------------------------------------
SIGNATURE                DATE             SIGNATURE (JOINT OWNER)          DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                      Firstar Stellar Relative Value Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar Relative Value Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Relative Value Fund to the Firstar Relative Value Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Relative Value Fund of equal value;
         (b) the distribution of the shares of designated classes of the Firstar Relative Value Fund to shareholders of the Firstar Stellar Relative Value Fund in liquidation of the Firstar Stellar Relative Value Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

---------------------------              --------------------------------------
SIGNATURE              DATE              SIGNATURE (JOINT OWNER)           DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                   Firstar Stellar Science & Technology Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar Science & Technology Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Science & Technology Fund to the Firstar Science & Technology Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Science & Technology Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Science & Technology Fund to shareholders of the Firstar Stellar Science & Technology Fund in liquidation of the Firstar Stellar Science & Technology Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-----------------------------             -------------------------------------
SIGNATURE                DATE             SIGNATURE (JOINT OWNER)          DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                                 Stellar Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Stellar Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Stellar Fund to the Firstar Balanced Income Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar Balanced Income Fund of equal value; (b) the distribution of the shares of designated classes of the Firstar Balanced Income Fund to shareholders of the Stellar Fund in liquidation of the Stellar Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

------------------------------             ------------------------------------
SIGNATURE                 DATE             SIGNATURE (JOINT OWNER)         DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                   Firstar Stellar Capital Appreciation Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michael E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar Capital Appreciation Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar Capital Appreciation Fund to the Firstar MidCap Index Fund of Firstar Funds, Inc. in exchange for shares of designated classes of the Firstar MidCap Index Fund of equal value;
         (b) the distribution of the shares of designated classes of the Firstar MidCap Index Fund to shareholders of the Firstar Stellar Capital Appreciation Fund in liquidation of the Firstar Stellar Capital Appreciation Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-----------------------------              ------------------------------------
SIGNATURE                DATE              SIGNATURE (JOINT OWNER)         DATE

                                  PROXY CARD

                             FIRSTAR STELLAR FUNDS

                   Firstar Stellar International Equity Fund
              Special Meeting of Shareholders - November 8, 2000

         The undersigned hereby appoints Kieran G. Brown, Michelle E. Dresnin and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Stellar Funds (the "Meeting") to be held at the offices of Firstar Stellar Funds' special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA at 10:00 a.m. (Eastern Time) on November 8, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Stellar International Equity Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus, dated September __, 2000.

This proxy is solicited by the Board of Trustees of Firstar Stellar Funds, which unanimously recommends that you vote in favor of the proposal.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Stellar Funds and Firstar Funds, Inc., attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Stellar International Equity Fund to the Firstar Global Equity Fund of Firstar Funds, Inc. in exchange for shares of a designated class of the Firstar Global Equity Fund of equal value; (b) the distribution of the shares of a designated class of the Firstar Global Equity Fund to shareholders of the Firstar Stellar International Equity Fund in liquidation of the Firstar Stellar International Equity Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Firstar Stellar Funds.

          [_]For                  [_]Against              [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

----------------------------              -------------------------------------
SIGNATURE               DATE              SIGNATURE (JOINT OWNER)          DATE